UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                                 --------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 13, 2003
                        (Date of earliest event reported)


                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
               (Exact Name of Registrant as specified in charter)




             Delaware           000-26749                   11-2581812
         ---------------       -----------                 --------------
         (State or other       (Commission                (I.R.S. Employer
         Jurisdiction of        File Number)              Identification Number)
         Incorporation)


              26 Harbor Park Drive, Port Washington, New York 11050
               (Address of principal executive offices) (Zip Code)

        Registrant's Telephone Number, including area code (516) 626-0007

Item 12.  Results of Operations and Financial Condition.

         A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.


Exhibits

99. Press Release dated May 13, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 16, 2003


                                    By:  /s/ James J. Bigl
                                         -------------------------------
                                         James J. Bigl
                                         President and Chief Executive Officer

                                    EXHIBITS


Exhibit

Number   Description of Exhibit

99                Press Release issued by Company on May 13, 2003



                                                                                EXHIBIT 99



Company Contact                    Investor Relations Contacts            Media Contact
David Gershen                      John Nesbett/David Waldman             Chenoa Taitt
Chief Financial Officer            Lippert/Heilshorn & Associates         Lippert/Heilshorn & Associates
NMHC                               212-838-3777                           212-838-3777
800-251-3883                       jnesbett@lhai.com or                   ctaitt@lhai.com
                                   -----------------                      ---------------
dgershen@nmhc.com                  dwaldman@lhai.com
-----------------                  -----------------

For Immediate Release


            National Medical Health Card Systems Reports 57% Increase
               in Net Income for the Third Quarter of Fiscal 2003; Raises Guidance to 30-40% EPS Growth in Fiscal 2003

     PORT WASHINGTON, N.Y. - May 13, 2003 - National Medical Health Card Systems, Inc. (Nasdaq: NMHC), a national independent pharmacy benefit manager
(PBM) doing business as NMHCRX, today reported results for the fiscal third quarter ended March 31, 2003.

     "We remain on track for our most successful year ever," said Bert Brodsky, executive chairman of NMHC. "During the quarter, we brought on many new lives, we had healthy improvement in our gross margin, and net income increased 57%. When combined with client wins in our PBM and Integrail divisions, our momentum in specialty pharmacy and rebate management services are strong growth engines for the future."

     Jim Bigl, chief executive officer and president of NMHC, said, "In addition to our continued success with smaller middle market companies, we have recently seen significant interest for our PBM services from larger companies. One reason for this is our analytical, predictive modeling and care management services now offered through our Integrail division. As this demonstrates, we are well positioned to cross-sell our services and leverage our expertise across business units."

     Mr.  Bigl  continued,  "I am also  pleased  to report  that the new  member communications center is operating. Our new technology in this area enables faster document processing and improved quality control, which improves service levels and ultimately lowers our cost of servicing members. Furthermore, we are virtually complete building our state-of-the-art prescription fulfillment infrastructure at our Miramar Florida facility. By bringing these mail order services in house, we are excited by the improved levels of service we will be able to deliver to our customers, while increasing our annualized earnings per share once our existing customer base has transitioned to NMHC Mail."

                                    - more -

     Revenue for the fiscal third quarter was $126.5 million, compared to revenue of $145.7 million for the same quarter in the previous year. Reported revenue excludes new and existing customers that joined the Preferred Partnership Program, which has revenue booked on a net versus gross basis. The impact of recording revenue on a net revenue basis for these contracts was $26 million in the three months ended March 31, 2003. Gross profit increased 25.4% to $11.8 million compared to $9.4 million in the year ago period. Revenues for the nine months ended March 31, 2003 were $424.9 million, compared to $313.8 million last year. Gross profit for the nine-months increased 40.7% to $34.4 million, up from $24.4 million last year.

     Operating income for the three months ended March 31, 2003 increased 47.6% to $3.2 million, up from $2.1 million generated during the three months ended March 31, 2002. Operating income for the first nine months of fiscal 2003 was $8.7 million, an increase of 70.4% over $5.1 million last year.

     Earnings before interest, taxes, depreciation, and amortization (EBITDA) was $4.3 million for the fiscal third quarter, a 43.1% increase over EBITDA of $3.0 million for the same period in the previous year. EBITDA for the nine months ended March 31, 2003 was $11.9 million, an increase of 61.8% over EBITDA of $7.4 million generated in the first nine months of fiscal 2002. EBITDA is presented as income from operations excluding depreciation and amortization. EBITDA is not a measure of financial performance under generally accepted accounting principles, but is provided as information for certain investors for analysis purposes. Below is a reconciliation of operating income to EBITDA for the three and nine months ended March 31, 2003, and 2002.

                                                                            Three Months Ended
                                                                                March 31,
                (amounts in thousands)                                       2003              2002
                ----------------------------------------------------- ----------- ----- ----------- --
                ------------------------------------------------ - -- ----------- -- -- ----------- --
                Income from operations                                      $3,153           $2,137
                Add:  Depreciation & Amortization                            1,126              853
                                                                             -----           ------
                EBITDA                                                      $4,279           $2,990
                                                                            ======           ======

                                                                            Nine Months Ended
                                                                                March 31,
                (amounts in thousands)                                       2003              2002
                ----------------------------------------------------- ----------- ----- ----------- --
                ------------------------------------------------ - -- ----------- -- -- ----------- --
                Income from operations                                      $8,670           $5,089
                Add:  Depreciation & Amortization                            3,258            2,281
                                                                             -----            -----
                EBITDA                                                     $11,928           $7,370
                                                                           =======           ======

     Net income for the fiscal third quarter of 2003 increased 57.3% to $1.7 million, or $0.22 per diluted share, versus $1.1 million, or $0.14 per diluted share for the fiscal third quarter of 2002. For the nine-month period, net income increased 50.9% to $4.7 million, or $0.59 per diluted share, versus $3.1 million, or $0.41 per diluted share for the first nine months of fiscal 2002.

     The company raised its guidance for fiscal year 2003 and now expects earnings per share growth of 30% to 40% in fiscal 2003, excluding any potential acquisitions.

                                    - more -

Conference Call Details

     Management will host a conference call to discuss the third quarter fiscal 2003 results tomorrow, May 14, at 8:30 a.m. ET. To listen to the call, please dial 1-706-634-1287. A live webcast of the call will be accessible on the Company's website, www.nmhc.com. A replay via telephone will be available for seven days beginning at 11:30 a.m. ET. To access the replay, please dial 1-800-642-1687 or 1-706-645-9291 (international callers) using the passcode number 257393.

About NMHC

     National Medical Health Card Systems, Inc. (NMHC) operates NMHCRX (a pharmacy benefit manager or PBM), Integrail (a healthcare informatics company), and NMHC Mail (a prescription mail-order company) providing services to corporations, unions, health maintenance organizations, third party administrators, and local governments. Through its clinical programs, value-added offerings, and advanced information technology systems, NMHCRX provides high-quality, cost-effective management of pharmacy benefit programs.

Forward-Looking Statements

     This press release contains forward-looking statements which involve known and unknown risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used herein, the words "may", "could", "estimate", "believes", "anticipates", "thinks", "intends", "will be", "expects" and similar expressions identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For a discussion of such risks and uncertainties, including but not limited to risks relating to demand, pricing, government regulation, acquisitions and affiliations, the market for PBM services, competition and other factors, readers are urged to carefully review and consider various disclosures made by NMHC in the Company's Annual Report on Form 10K, as amended, for the fiscal year ended June 30, 2002 and other Securities and Exchange Commission filings.

                                --Tables Follow--

           National Medical Health Card Systems, Inc. and Subsidiaries
                                Income Statement
                  (Amounts in thousands, except per share data)


                                                                          Three Months Ended March 31,
                                                                             2003                 2002
                                                                        -------------------------------
Revenues                                                               $    126,538         $   145,683
Cost of Claims                                                              114,713             136,251
                                                                            -------            --------
     Gross Profit                                                            11,825               9,432

Selling, general and administrative expenses                                  8,672               7,295
                                                                            ---------          --------

Operating Income                                                              3,153               2,137

Interest income (expense), net                                                 (250)               (336)
Other Income, net                                                                38                  38
                                                                            ---------        ----------
Income before income taxes                                                    2,941               1,839

Provision for income taxes                                                    1,206                 736
                                                                           ----------        ----------
Net Income                                                            $       1,735          $    1,103
                                                                           ==========        ==========

EBITDA                                                                $       4,279          $    2,990
D&A                                                                   $       1,126          $      853
Earnings per common share
-------------------------
                  Basic                                               $        0.23          $     0.15
                  Diluted                                             $        0.22          $     0.14

Weighted Average number of common shares outstanding:
-----------------------------------------------------
                  Basic                                                       7,611               7,209
                  Diluted                                                     8,067               8,023

              National Medical Health Card Systems, Inc. and Subsidiaries
                                Income Statement
                  (Amounts in thousands, except per share data)

                                                                       Nine Months Ended March 31,
                                                                          2003              2002
                                                                       -----------------------------

Revenues                                                                $  424,869      $   313,837
--------
Cost of Claims                                                             390,509          289,412
                                                                       -----------      ------------
     Gross Profit                                                           34,360           24,425

Selling, general and administrative expenses                                25,690           19,336
                                                                       ------------     -------------

Operating Income                                                             8,670            5,089

Interest income (expense), net                                                (754)            (108)
Other Income, net                                                              115               63
                                                                        -----------     -------------
Income before income taxes                                                   8,031            5,044

Provision for income taxes                                                   3,293            1,904
                                                                        -----------     --------------
Net Income                                                             $     4,738       $    3,140
                                                                         ----------      -------------

EBITDA                                                                 $    11,928       $    7,370
D&A                                                                    $     3,258       $    2,281
Earnings per common share
-------------------------
         Basic                                                         $      0.62       $     0.44
         Diluted                                                       $      0.59       $     0.41

Weighted Average number of common shares outstanding:
----------------------------------------------------
         Basic                                                               7,582            7,179
         Diluted                                                             8,024            7,750

          National Medical Health Card Systems, Inc. and Subsidiaries
                           Consolidated Balance Sheet
                             (Amounts in thousands)


                                                                                            March 31,               June 30,
Assets                                                                                       2003                     2002
                                                                                             ----                     ----
Current:                                                                                   (Unaudited)

  Cash and cash equivalents (including cash equivalent investments of $1,186           $       4,939           $     1,768
            and $1,187, respectively)

  Restricted cash                                                                              2,500                 2,653
  Accounts receivable, less allowance for doubtful accounts of $2,505                         52,811                59,285
             and $2,248, respectively
  Rebates receivable                                                                          20,201                15,775
  Due from affiliates                                                                          4,187                   504
  Deferred tax asset                                                                           1,542                 1,542
  Other current assets                                                                         1,714                   610
---------------------------------------------------------------------------------------------------------------------------
      Total current assets                                                                    87,894                82,137

  Property, equipment and software development costs, net                                      8,083                 9,031
  Due from affiliates                                                                              -                 3,620
  Intangible assets, net of accumulated amortization of $993 and $406,respectively             2,508                 2,523
  Goodwill                                                                                    52,936                52,035
  Other assets                                                                                   432                   549
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
      Total Assets                                                                        $  151,853            $  149,895
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Liabilities and Stockholders' Equity
Current Liabilities:

  Accounts payable and accrued expenses                                                    $  98,252            $  100,525
  Revolving credit facility and loans payable-current                                         21,531                13,835
  Convertible notes payable                                                                        -                 8,000
  Current portion of capital lease obligations                                                   466                   556
  Due to officer/stockholder                                                                     714                   696
  Income taxes payable                                                                           374                    --
  Other current liabilities                                                                      180                 1,178
---------------------------------------------------------------------------------------------------------------------------
     Total current liabilities                                                               121,517               124,790
  Capital lease obligations, less current portion                                                457                   809
  Long term loans payable and other liabilities                                                1,043                   865
  Deferred tax liability                                                                       2,154                 2,154
---------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                       125,171               128,618
---------------------------------------------------------------------------------------------------------------------------

Commitments and Contingencies
Stockholders' Equity:

  Preferred stock $.10 par value; 10,000,000 shares authorized, none outstanding                   -                     -
  Common Stock, $.001 par value, 25,000,000 shares authorized,  7,801,907 and
    7,550,239 shares issued, 7,610,907 and 7,359,239 outstanding, respectively                     8                     8
  Additional paid-in-capital                                                                  14,959                14,292
  Retained earnings                                                                           12,459                 7,721
  Treasury stock at cost, 191,000 shares                                                        (744)                 (744)
---------------------------------------------------------------------------------------------------------------------------
     Total stockholders' equity                                                               26,682                21,277
---------------------------------------------------------------------------------------------------------------------------
     Total Liabilities and Stockholders' Equity                                           $  151,853            $  149,895
---------------------------------------------------------------------------------------------------------------------------